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                                                                   Exhibit 10.16

                              AMENDMENT NO. 1 TO
                        CROSS-LICENSE AND OEM AGREEMENT


      This Amendment No. 1 to the parties' Cross-License and OEM Agreement (the "Amendment") is entered into as of the Effective Date by and between Seagate Software Information and Management Group, Inc., a British Columbia corporation, with offices at 840 Cambie Street, Vancouver, British Columbia, Canada V6E 2M6 (together with its Affiliates, "IMG") and VERITAS Holding Corporation, a Delaware corporation, with offices at 1600 Plymouth Street, Mountain View, California 94043 and VERITAS Software Corporation, a Delaware corporation, with offices at 1600 Plymouth Street, Mountain View, California 94043.

      WHEREAS, VERITAS and IMG have entered into a Cross-License and OEM Agreement (the "Cross-License Agreement"), effective upon the closing of the Merger Agreement; and

      WHEREAS, the parties desire to amend the Cross-License Agreement, to expand IMG's rights with respect to Manage Exec and with respect to Client Exec;

      NOW, THEREFORE, the parties agree that the Cross-License Agreement is amended as follows:

      1. Definitions and Related Matters. Terms used herein shall have the meaning specified therefor in the Cross-License Agreement. In addition, the following terms are defined as follows:

            (a) "VERITAS" shall mean VERITAS Holding Corporation and/or VERITAS Software Corporation.

            (b) "Effective Date" of this Amendment shall mean the date of the latter signature below.

MANAGE EXEC

      2. Section 1.6 of the Cross-License Agreement is corrected, in the first line thereof, by changing "Venus" to "VERITAS".

      3. Section 1.7 of the Cross-License Agreement is amended to read in its entirety as follows:

      "'Licensed Manage Exec' shall mean Manage Exec."

      4. Clause (i) of Section 4.1(a) of the Cross-License Agreement is amended to read in its entirety as follows:

            "(i) to reproduce, have reproduced, use, display, and distribute Licensed Manage Exec and derivative works thereof (or portions thereof) (collectively, "IMG Manage Exec"), directly to End Users and/or to or through Distributors, provided that IMG's right to distribute IMG Manage Exec shall be limited to distribution of IMG Manage Exec bundled with or incorporated into Crystal Info and/or Crystal Reports (and/or any successor(s) thereto that add material value to IMG Manage

Exec), and distribution of IMG Manage Exec to End Users of copies of Crystal Info and/or Crystal Reports (and/or any successor(s) thereto that add material value to IMG Manage Exec) previously distributed by IMG or its Distributors."

     5. The following is added at the end of Section 4.1(a) of the Cross-License Agreement:

     "IMG shall be entitled to market and distribute IMG Manage Exec under such names and marks as IMG chooses, including without limitation 'Manage Exec'. Nothing in this section shall transfer to IMG ownership of (A) Manage Exec as provided to IMG by VERITAS or (B) the trademark 'Manage Exec'."

     6. The second sentence of Section 4.1(b) of the Cross-License Agreement is amended to read in its entirety as follows:

     "VERITAS grants to IMG a nonexclusive, royalty free license to reproduce, use, and modify such source code solely for the purpose of supporting, maintaining, correcting errors in, enhancing, modifying and creating derivative works of IMG Manage Exec."

     7. In the second line of Section 4.2 of the Agreement, "Crystal Info" is changed to "Crystal Info, Crystal Reports, or a successor thereto, as applicable."

     8. In Sections 4.2 and 4.3 of the License Agreement, each instance of "Licensed Manage Exec" is changed to "IMG Manage Exec."

     9. The following is added at the end of Section 4.4 of the Cross-License
Agreement:

     "Notwithstanding the foregoing, if VERITAS ceases offering support for Licensed Manage Exec, IMG shall be responsible for supporting End Users receiving Licensed Manage Exec from IMG or its Distributors."

CLIENT EXEC

     10. Section 1.4 Of the Cross-License Agreement is corrected, in the first line thereof, by changing "Venus" to "VERITAS".

     11. Section 1.5 of the Cross-License Agreement is amended to read in its entirety as follows:

     "'Licensed Client Exec' shall mean Client Exec."

     12. Clause (i) of Section 3.1(a) of the Cross-License Agreement is amended to read in its entirety as follows:

          "(i) to reproduce, have reproduced, use, display, and distribute Licensed Client Exec and derivative works thereof (or portions thereof) (collectively, "IMG Client Exec"), directly to End Users and/or to or through Distributors, provided that IMG's right to distribute IMG Client Exec shall be limited to distribution of IMG Client Exec bundled with or incorporated into Crystal Info and/or Crystal Reports (and/or any successor(s) thereto that add material value to IMG Client Exec),


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and distribution of IMG Client Exec to End Users of copies of Crystal Info and/or Crystal Reports (and/or any successor(s) thereto that add material value to IMG Client Exec) previously distributed by IMG or its Distributors."

        13. The following is added at the end of Section 3.1(a) of the Cross-License Agreement:

        "IMG shall be entitled to market and distribute IMG Client Exec under such names and marks as IMG chooses, including without limitation 'Client Exec'. Nothing in this section shall transfer to IMG ownership of (A) Client Exec as provided to IMG by VERITAS, or (B) the trademark 'Client Exec'."

        14. The second sentence of Section 3.1(b) of the Cross-License Agreement is amended to read in its entirety as follows:

        "VERITAS grants to IMG a nonexclusive, royalty free license to reproduce, use, and modify such source code solely for the purpose of supporting, maintaining, correcting errors in, enhancing, modifying and creating derivative works of IMG Client Exec."

        15. In the second line of Section 3.1(c) of the Agreement, "Crystal Info" is changed to "Crystal Info, Crystal Reports, or a successor thereto, as applicable."

        16. In Sections 3.1(c) and 3.2 of the License Agreement, each instance of "Licensed Client Exec" is changed to "IMG Client Exec."

        17. The following is added at the end of Section 3.3 of the Cross-License Agreement:

        "Notwithstanding the foregoing, if VERITAS ceases offering support for Licensed Client Exec, IMG shall be responsible for supporting End Users receiving Licensed Manage Exec from IMG or its Distributors."

        18. Section 5.7 of the Cross-License Agreement is corrected as follows: in the first line thereof, "VERITAS" is changed to "IMG", and in the second line thereof, "IMG" is changed to "VERITAS".

        19. IMG hereby grants to VERITAS a nonexclusive, nontransferable, royalty free license to reproduce Crystal Reports and Crystal Info (in object code or executable form only) for VERITAS' internal use, provided that VERITAS' use of each copy of Crystal Reports and Crystal Info shall be subject to IMG's then current standard Crystal Reports or Crystal Info end user license agreement, except that (i) VERITAS' use of Crystal Reports and Crystal Info shall be at no charge; (ii) Crystal Reports and Crystal Info are provided and licensed to VERITAS "AS IS" AND WITHOUT WARRANTY OR SUPPORT, AND IMG DISCLAIMS ALL WARRANTIES, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE; and (iii) IN NO EVENT SHALL IMG HAVE ANY LIABILITY, DIRECT, INDIRECT, CONSEQUENTIAL, OR OTHERWISE, TO VERITAS ARISING OUT OF THIS LICENSE OR VERITAS' USE OF CRYSTAL REPORTS


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OR CRYSTAL INFO PURSUANT TO THIS SECTION. VERITAS' right to use each copy of
Crystal Reports and Crystal Info made pursuant to this section shall be perpetual (but subject to termination for default) as set forth in the applicable IMG end user agreement.

     20. Except as set forth herein, the Cross-License Agreement shall remain unmodified.


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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be signed by duly authorized officers or representatives as of the date first above written.

SEAGATE SOFTWARE INFORMATION      VERITAS HOLDING CORPORATION
MANAGEMENT GROUP, INC.

By: /s/ ELLEN E. CHAMBERLAIN      By: /s/ JAY JONES
   -----------------------------      ------------------------------------------

Print Name: Ellen E. Chamberlain  Print Name: Jay Jones
           ---------------------              ----------------------------------

Title: Vice President             Title: Senior VP, Chief Administrative Officer
       of Administration                 ---------------------------------------
      --------------------------
Date: April 16, 1999              Date: April 16, 1999
      --------------------------        ----------------------------------------


                                  VERITAS HOLDING CORPORATION


                                  By: /s/ JAY JONES
                                      ------------------------------------------

                                  Print Name: Jay Jones
                                              ----------------------------------

                                  Title: Senior VP, Chief Administrative Officer
                                         ---------------------------------------

                                  Date: April 16, 1999
                                        ----------------------------------------

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